Exhibit 99.2

Assured Guaranty Ltd. Financial Supplement

First Quarter Ended March 31, 2009

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2008, June 30, 2008, September 30, 2008 and March 31, 2009 and our 10-K for the year ended December 31, 2008.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of insurance and credit derivative gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding capital losses, pricing, ratings, expenses and new business production could be affected by many events.  These events include rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, investment losses, the availability of capital, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in millions, except per share amounts)

	Quarter Ended March 31,		% Change versus
	2009	2008	1Q-08

Operating income (b)	$63.4	$6.2	NM
Plus: Realized (losses) gains on investments, after tax	(17.1)	0.4	NM
Plus: Unrealized gains (losses) on credit derivatives, after tax (1)	39.1	(175.8)	NM
Net income (loss)	$85.5	$(169.2)	NM

Book value (2)	$2,025.6	$1,492.7	36%
Plus: Net unearned premium reserve, after tax (3)	1,825.2	871.1	110%
Plus: Net unearned revenue on credit derivatives, after tax (4)	16.4	17.5	(6)%
Plus: Net present value of est. future installment premiums in-force, after tax (d)	382.0	771.7	(50)%
Less: Deferred acquisition costs (DAC), after tax	362.7	244.5	48%
Adjusted book value (c)	$3,886.5	$2,908.6	34%

ROE, excluding AOCI	17.3%	(44.4)%
Operating ROE, excluding AOCI and after-tax unrealized (losses) gains on credit derivatives (b)	10.8%	1.2%

Per diluted share: (5)
Operating income (b)	$0.69	$0.08	NM
Plus: Realized (losses) gains on investments, after tax	(0.19)	—	NM
Plus: Unrealized gains (losses) on credit derivatives, after tax (1)	0.43	(2.20)	NM
Net income (loss) (6)	$0.93	$(2.09)	NM

Book value (3)	$22.48	$18.63	21%
Plus: Net unearned premium reserve, after tax (3)	20.25	10.87	86%
Plus: Net unearned revenue on credit derivatives, after tax (4)	0.18	0.22	(18)%
Plus: Net present value of est. future installment premiums in-force, after tax (d)	4.24	9.63	(56)%
Less: DAC, after tax	4.02	3.05	32%
Adjusted book value (c)	$43.12	$36.31	19%

Book value, excluding AOCI and net unrealized mark-to-market gains (losses) on credit derivatives(7)	$26.34	$25.76	2%
Adjusted book value, excluding AOCI and net unrealized mark-to-market gains (losses) on credit derivatives(7)	$46.99	$43.43	8%

Consolidated net debt service outstanding	$357,216	$329,833	8%
Consolidated net par outstanding	237,176	214,876	10%
Consolidated claims-paying resources	5,221	4,669	12%
Gross par written	22,276	19,995	11%

(1) The quarters ended March 31, 2009 and 2008 included a fair value after-tax gain of $12.8 million, or $0.14 per diluted share, and $5.5 million, or $0.07 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities.

(2) The Company adopted FAS No. 163 “Accounting for Financial Guarantee Insurance Contracts” (“FAS 163”) effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information. This had an impact of $19.4 million, or $0.22 per share on March 31, 2009 book value.

(3) Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

(4) Unearned revenue less pre-paid reinsurance premiums on credit derivatives, after tax.

(5) Effective January 1, 2009, the Company adopted FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP”), which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted earnings per share (“EPS”). Upon retrospective adoption of the FSP, Assured increased previously reported diluted EPS by $0.02 for the Q1 2008. Operating income, a non-GAAP financial measure, for both periods is positive, therefore the per diluted share calculation ignores the effect of the FSP and includes the effect of dilutive securities.

(6) Total may not add due to differences in calculating GAAP and non-GAAP per diluted share amounts.

(7) Represents a fair value component of the Company’s credit derivative contracts, which are included in credit derivative asset or liability line on the balance sheet, and committed capital securities.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended March 31,		% Change versus
	2009	2008	1Q-08

Revenues
Net earned premiums (1)	$148.4	$46.8	217%
Net investment income	43.6	36.6	19%
Realized gains and other settlements on credit derivatives	29.7	27.6	8%
Incurred losses on credit derivatives	(1.0)	(3.2)	(69)%
Other income	0.9	—	NM
Total revenues	221.6	107.8	106%

Expenses
Loss and loss adjustment expenses (1)	79.8	55.1	45%
Profit commission expense	0.3	1.2	(75)%
Acquisition costs (1)	23.4	11.9	97%
Other operating expenses	32.3	28.6	13%
Interest and related expenses	7.2	6.6	9%
Total expenses	143.0	103.4	38%

Operating income before provision (benefit) for income taxes	78.6	4.4	NM

Total provision (benefit) for income taxes	15.2	(1.8)	NM

Operating income (b)	63.4	6.2	NM

Plus: Realized (losses) gains on investments, after tax	(17.1)	0.4	NM
Plus: Unrealized gains (losses) on credit derivatives, after tax (2)	39.1	(175.8)	NM

Net income (loss)	$85.5	$(169.2)	NM

Per diluted share (3)
Operating income (b)	$0.69	$0.08	NM
Plus: Realized (losses) gains on investments, after tax	(0.19)	—	NM
Plus: Unrealized gains (losses) on credit derivatives, after tax (2)	0.43	(2.20)	NM
Net income (loss) (5)	$0.93	$(2.09)	NM

Effect of refundings
Earned premiums from refundings (3)	$90.3	$2.4	NM
Operating income effect (3)	$64.7	$1.2	NM
Operating income per diluted share effect (3)	$0.71	$0.02	NM

Weighted average shares outstanding
Basic shares outstanding - GAAP (4)	90.8	80.0	14%
Diluted shares outstanding - GAAP (4)	91.2	80.0	14%
Diluted shares outstanding - non-GAAP (4)	91.5	81.3	13%

Shares outstanding at the end of period	90.1	80.1	12%

(1) The Company adopted FAS No. 163 “Accounting for Financial Guarantee Insurance Contracts” (“FAS 163”) effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information.

(2) The quarters ended March 31, 2009 and 2008 included a fair value after-tax gain of $12.8 million, or $0.14 per diluted share, and $5.5 million, or $0.07 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities.

(3) Q1 2009 amount includes $73.6 million of net earned premium from cancellation of certain UK deals. It had operating income effect of $53.7 million, or $0.59 per diluted share.

(4) Effective January 1, 2009, the Company adopted FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP”), which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted earnings per share (“EPS”). Upon retrospective adoption of the FSP, Assured increased previously reported diluted EPS by $0.02 for the Q1 2008. Operating income, a non-GAAP financial measure, for both periods is positive, therefore the per diluted share calculation ignores the effect of the FSP and includes the effect of dilutive securities.

(5) Total may not add due to differences in calculating GAAP and non-GAAP per diluted share amounts.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Balance Sheets

(dollars in millions)

	As of :
	March 31,	December 31,
	2009	2008

Assets
Fixed maturity securities, at fair value	$3,176.2	$3,154.1
Short-term investments, at cost which approximates fair value	616.8	477.2
Total investments	3,793.0	3,631.3

Cash and cash equivalents	19.3	12.3
Accrued investment income	34.3	32.8
Deferred acquisition costs (1)	382.5	288.6
Prepaid reinsurance premiums (1)	23.7	18.9
Reinsurance recoverable on ceded losses (1)	7.8	6.5
Premiums receivable (1)	748.4	15.7
Goodwill	85.4	85.4
Credit derivative assets	149.8	147.0
Deferred tax asset (1)	117.6	129.1
Current income taxes receivable	—	21.4
Salvage recoverable (1)	120.5	80.2
Committed capital securities, at fair value	70.7	51.1
Other assets	35.3	35.3
Total assets	$5,588.3	$4,555.7

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves (1)	$2,153.3	$1,233.7
Reserves for losses and loss adjustment expenses (1)	222.6	196.8
Profit commissions payable	7.8	8.6
Reinsurance balances payable (1)	22.7	18.0
Current income taxes payable	4.6	—
Funds held by Company under reinsurance contracts	31.0	30.7
Credit derivative liabilities	706.8	733.8
Senior notes	197.5	197.4
Series A Enhanced Junior Subordinated Debentures	149.8	149.8
Other liabilities	66.9	60.8
Total liabilities	3,562.7	2,629.5

Shareholders’ equity
Common stock	0.9	0.9
Additional paid-in capital	1,284.1	1,284.4
Retained earnings (1)	738.8	638.1
Accumulated other comprehensive income	1.8	2.9
Total shareholders’ equity	2,025.6	1,926.2

Total liabilities and shareholders’ equity	$5,588.3	$4,555.7

(1) The Company adopted FAS 163 effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of March 31, 2009			As of December 31, 2008
	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$650	$897	$1,547	$570	$720	$1,290
Contingency reserve	754	—	754	712	—	712
Policyholders’ surplus	356	1,035	1,391	378	1,220	1,598
Loss & loss adjustment expense reserves (3)	14	62	76	15	37	52
Total policyholders’ surplus and reserves	$1,774	$1,994	$3,768	$1,675	$1,977	$3,652

Claims paying resources
Policyholders’ surplus	$356	$1,035	$1,391	$378	$1,220	$1,598
Contingency reserve	754	—	754	712	—	712
Qualified statutory capital	1,110	1,035	2,145	1,090	1,220	2,310
Unearned premium reserve (2)	650	897	1,547	570	720	1,290
Loss and loss adjustment expense reserves (3)	14	62	76	15	37	52
Total policyholders’ surplus and reserves	1,774	1,994	3,768	1,675	1,977	3,652
Present value of installment premium (d)(6)	672	381	1,053	566	345	910
Standby line of credit/stop loss	200	200	400	200	200	400
Total claims paying resources	$2,646	$2,575	$5,221	$2,441	$2,522	$4,962

Net par insured outstanding	$120,444	$116,736	$237,176	$111,025	$111,715	$222,722
Net debt service outstanding	$169,034	$188,175	$357,216	$164,283	$184,541	$348,816

Ratios:
Net par insured to statutory capital	109:1	113:1	111:1	102:1	92:1	96:1
Capital ratio (4)	152:1	182:1	167:1	151:1	151:1	151:1
Financial resources ratio (5)	64:1	73:1	68:1	67:1	73:1	70:1

(1)  Assured Guaranty Re Ltd. (AG Re) numbers are the Company’s estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2)  For 2008, unearned premium reserve for AG Re is U.S. GAAP based, includes unearned revenues on credit derivatives and is net of prepaid reinsurance premiums.

(3)  For 2008, loss and loss adjustment reserves for AG Re are U.S. GAAP based, includes loss reserves for credit derivatives and is net of reinsurance recoverable and portfolio reserves.

(4)  The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(5)  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

(6)  Includes financial guaranty and credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

New Business Production

(dollars in millions)

	Quarter Ended March 31,		% Change versus
	2009	2008	1Q-08
Consolidated gross written premiums (GWP) analysis:
Present value of insurance and credit derivative GWP (PVP) (a)
U.S. public finance	$217.5	$140.9	54%
U.S. structured finance	2.4	74.3	(97)%
International	1.8	61.4	(97)%
Total PVP	221.7	276.6	(20)%
Less: PVP of credit derivatives	2.4	93.4	(97)%
PVP of financial guaranty GWP	219.3	183.2	20%
Less: Financial guaranty installment premium PVP	11.6	36.1	(68)%
Total: Financial guaranty upfront GWP	207.7	147.1	41%
Plus: Financial guaranty installment GWP	—	24.7	NM
Plus: Financial guaranty installment PVP adjustment (1)	27.1	—	NM
Total financial guaranty GWP	234.8	171.8	37%
Plus: Mortgage guaranty segment GWP	—	0.5	NM
Plus: Other segment GWP	0.0	3.5	NM
Total GWP	$234.8	$175.8	34%

Consolidated financial guaranty gross par written:
U.S. public finance	$21,629	$9,716	123%
U.S. structured finance	92	5,990	(98)%
International	556	4,288	(87)%
Total	$22,276	$19,995	11%

Financial guaranty direct gross written premiums (GWP) analysis:
Financial guaranty direct PVP (a)
U.S. public finance	$126.8	$123.3	3%
U.S. structured finance	2.4	71.3	(97)%
International	1.7	60.5	(97)%
Financial guaranty direct PVP(a):	130.9	255.2	(49)%
Less: PVP of credit derivatives GWP	2.4	91.5	(97)%
PVP of financial guaranty direct GWP	128.5	163.7	(22)%
Less: Present value of insurance installment premiums (a)	6.5	33.8	(81)%
Upfront financial guaranty gross written premiums (GWP)	122.0	129.9	(6)%
Plus: Financial guaranty installment GWP	—	16.5	NM
Plus: Financial guaranty installment PVP adjustment (1)	18.1	—	NM
Financial guaranty direct GWP	$140.1	$146.4	(4)%

Financial guaranty direct gross par written:
U.S. public finance	$8,200	$7,213	14%
U.S. structured finance	71	5,623	(99)%
International	90	3,918	(98)%
Total	$8,361	$16,755	(50)%

(1) Q1 2009 amount represents the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to FAS 163.

Note: Please refer to endnotes for explanation of non-GAAP financial measures[PVP (a)].

NM = Not meaningful

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended March 31, 2009
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1),(2)	Guaranty	Guaranty	Other	Total

Total PVP(a)	$130.9	$90.8	$—	$221.7		$221.7

Income statement:

Net earned premiums (1)	101.5	46.2	0.8	148.4	—	148.4
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	28.4	1.2	—	29.6	—	29.6
Net credit derivative recoveries (losses)	—	—	—	—	—	—
Ceding commissions income (expense), net	0.4	(0.3)	—	0.1	—	0.1
Total realized gains and other settlements on credit derivatives	28.8	0.9	—	29.7	—	29.7

Total revenues	130.3	47.1	0.8	178.1	—	178.1

Loss and loss adjustment expenses (1)	11.7	36.8	31.2	79.8	—	79.8
Incurred losses (gains) on credit derivatives	1.4	(0.4)	—	1.0	—	1.0
Total loss and loss adjustment expenses	13.1	36.5	31.2	80.8	—	80.8
Profit commission expense	—	0.2	0.1	0.3	—	0.3
Acquisition costs (1)	6.2	17.1	0.1	23.4	—	23.4
Operating expenses	24.0	7.6	0.7	32.3	—	32.3
Total underwriting expenses	$43.3	$61.4	$32.1	$136.8	$—	$136.8

Underwriting (loss) gain	$87.0	$(14.2)	$(31.3)	$41.5	$—	$41.5

Loss and loss adjustment expense ratio (e)	10.1%	76.9%	3,900.0%	45.4%		45.4%
Expense ratio (e)	22.9%	53.1%	112.5%	31.4%		31.4%
Combined ratio (e)	33.0%	130.0%	4,012.5%	76.8%		76.8%

	Quarter Ended March 31, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(2)	Guaranty	Guaranty	Other	Total

Total PVP(a)	$255.2	$21.4	$—	$276.6		$276.6

Income statement:

Net earned premiums	17.3	27.8	1.9	46.8	—	46.8
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	27.3	0.5	—	27.8	—	27.8
Net credit derivative recoveries (losses)	—	—	—	—	—	—
Ceding commissions income (expense), net	(0.1)	(0.2)	—	(0.2)	—	(0.2)
Total realized gains and other settlements on credit derivatives	27.3	0.3	—	27.6	—	27.6

Total revenues	44.5	28.1	1.9	74.4	—	74.4

Loss and loss adjustment expenses	35.9	19.2	—	55.1	—	55.1
Incurred losses on credit derivatives	3.2	—	—	3.2	—	3.2
Total loss and loss adjustment expenses	39.1	19.2	—	58.3	—	58.3
Profit commission expense	—	1.1	0.1	1.2	—	1.2
Acquisition costs	3.0	8.8	0.1	11.9	—	11.9
Operating expenses	21.3	6.4	0.9	28.6	—	28.6
Total underwriting expenses	$63.4	$35.5	$1.1	$99.9	$—	$99.9

Underwriting gain	$(18.9)	$(7.3)	$0.8	$(25.4)	$—	$(25.4)

Loss and loss adjustment expense ratio (e)	87.7%	67.8%	0.0%	78.1%		78.1%
Expense ratio (e)	54.6%	58.1%	57.9%	56.1%		56.1%
Combined ratio (e)	142.3%	125.9%	57.9%	134.2%		134.2%

(1) The Company adopted FAS 163 effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information.

(2) Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	1Q-08	2Q-08	3Q-08	4Q-08	1Q-09
Income statement:

Net earned premiums:
Scheduled net earned premiums (1)
U.S. public finance	$2.8	$5.9	$9.9	$9.5	$10.7
U.S. structured finance	11.3	13.6	12.3	11.2	14.4
International	3.1	1.3	4.7	3.0	2.8
Total scheduled net earned premiums	17.3	20.8	26.9	23.7	27.9
Net earned premiums from refundings (1), (2)	—	—	—	1.3	73.6
Total net earned premiums	17.3	20.8	26.9	25.0	101.5
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	27.3	30.6	28.4	26.8	28.4
Net credit derivative recoveries (losses)	—	—	—	—	—
Ceding commissions income (expense), net	(0.1)	0.2	0.2	0.3	0.4
Total realized gains and other settlements on credit derivatives	27.3	30.9	28.6	27.1	28.8

Total revenues	44.5	51.7	55.5	52.1	130.3

Loss and loss adjustment expenses (recoveries)(1):
Case	0.2	32.0	99.9	70.4	11.7
Portfolio	35.7	(3.8)	(34.0)	(3.7)	—
Total loss and loss adjustment expenses (recoveries) - financial guaranty	35.9	28.2	65.9	66.7	11.7
Incurred losses on credit derivatives	3.2	5.6	10.1	19.5	1.4
Total loss and loss adjustment expenses (recoveries)	39.1	33.8	76.0	86.2	13.1
Profit commission expense	—	—	—	—	—
Acquisition costs (1)	3.0	3.1	4.0	3.9	6.2
Operating expenses	21.3	15.2	15.4	9.6	24.0
Total expenses	$63.4	$52.1	$95.5	$99.7	$43.3

Underwriting gain (loss)	$(18.9)	$(0.4)	$(40.0)	$(47.6)	$87.0

Loss and loss adjustment expense ratio (e)	87.7%	65.7%	137.5%	166.4%	10.1%
Expense ratio (e)	54.6%	35.1%	34.8%	25.6%	22.9%
Combined ratio (e)	142.3%	100.8%	172.3%	192.0%	33.0%

(1) The Company adopted FAS 163 effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information.

(2) Q1 2009 amount represents net earned premium from cancellation of certain UK deals.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

	1Q-08	2Q-08	3Q-08	4Q-08	1Q-09
PVP(a):
U.S. public finance	$123.3	$183.2	$67.7	$57.4	$126.8
U.S. structured finance	71.3	51.9	14.5	49.8	2.4
International	60.5	6.3	—	14.7	1.7
Total PVP	255.2	241.4	82.2	121.9	130.9
Less: PVP of credit derivatives GWP	91.5	52.3	—	57.6	2.4
PVP of financial guaranty GWP	163.7	189.1	82.2	64.2	128.5
Less: Present value of insurance installment premiums (a)	33.8	5.9	30.3	6.9	6.5
Upfront financial guaranty gross written premiums (GWP)	129.9	183.2	51.9	57.4	122.0
Plus: Financial guaranty installment GWP	16.5	14.6	19.5	11.7	—
Plus: Financial guaranty installment PVP adjustment (2)	—	—	—	—	18.1
Financial guaranty direct GWP	$146.4	$197.8	$71.4	$69.1	$140.1

Gross par written:
U.S. public finance	$7,213	$13,170	$5,574	$4,752	$8,200
U.S. structured finance	5,623	2,516	1,920	2,026	71
International	3,918	495	—	359	90
Total	$16,755	$16,181	$7,494	$7,137	$8,361

Net par outstanding:
U.S. public finance	$14,607	$27,602	$32,889	$37,461	$45,548
U.S. structured finance	66,324	67,816	66,567	65,589	63,695
International	35,039	35,158	32,629	28,975	26,327
Total	$115,970	$130,576	$132,084	$132,026	$135,570

Unearned premium reserve, net of ceded reinsurance - financial guaranty	$354.4	$526.2	$569.4	$612.4	$997.8
Unearned credit derivative revenues, net of ceded reinsurance	16.7	18.4	14.2	19.7	18.3
Net present value of installment premiums in force - credit derivatives (d)	481.7	531.6	408.0	436.9	530.4
Net present value of installment premiums in force - financial guaranty (d), (1)	234.1	231.9	241.3	229.3	—

(1) The Company adopted FAS 163 effective January 1, 2009. Net present value of installment premiums in force for financial guaranty are included in “unearned premium reserve, net of ceded reinsurance - financial guaranty” line. Please refer to “Adoption of FAS 163” page for more information.

(2) Q1 2009 amount represents the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to FAS 163.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment  (1 of 2)

(dollars in millions)

	1Q-08	2Q-08	3Q-08	4Q-08	1Q-09
Income statement:

Net earned premiums (1):
Scheduled net earned premiums	$25.4	$27.5	$25.7	$26.7	$29.5
Net earned premiums from refundings	2.4	2.1	31.7	24.4	16.7
Total net earned premiums	27.8	29.6	57.4	51.1	46.2
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	0.5	0.8	2.1	1.5	1.2
Net credit derivative recoveries (losses)	—	—	—	—	—
Ceding commissions income (expense), net	(0.2)	(0.3)	(0.7)	(0.4)	(0.3)
Total realized gains and other settlements on credit derivatives	0.3	0.6	1.4	1.1	0.9

Total revenues	28.1	30.2	58.8	52.2	47.1

Loss and loss adjustment expenses (recoveries) (1):
Case	11.7	17.2	18.0	23.9	36.8
Portfolio	7.4	(5.9)	(2.5)	(1.5)	—
Total loss and loss adjustment expenses (recoveries) - financial guaranty	19.2	11.3	15.5	22.4	36.8
Incurred losses on credit derivatives	—	—	—	5.4	(0.4)
Total loss and loss adjustment expenses (recoveries)	19.2	11.3	15.5	27.8	36.5
Profit commission expense	1.1	0.9	(1.5)	0.5	0.2
Acquisition costs (1)	8.8	8.6	15.1	14.2	17.1
Operating expenses	6.4	4.0	5.6	3.7	7.6
Total expenses	$35.5	$24.8	$34.8	$46.1	$61.4

Underwriting gain (loss)	$(7.3)	$5.4	$24.0	$6.1	$(14.2)

Loss and loss adjustment expense ratio (e)	67.8%	37.1%	26.1%	52.8%	76.9%
Expense ratio (e)	58.1%	45.2%	33.5%	35.6%	53.1%
Combined ratio (e)	125.9%	82.3%	59.6%	88.4%	130.0%

(1) The Company adopted FAS 163 effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (2 of 2)

(dollars in millions)

	1Q-08	2Q-08	3Q-08	4Q-08	1Q-09
PVP (a):
U.S. public finance	$17.6	$29.0	$39.5	$6.2	$90.7
U.S. structured finance	2.9	4.2	—	—	—
International	0.9	4.2	17.7	—	0.1
Total PVP	21.4	37.5	57.2	6.2	90.8
Less: PVP of credit derivatives GWP	1.9	—	1.1	—	—
PVP of financial guaranty GWP	19.5	37.5	56.1	6.2	90.8
Less: Present value of financial guaranty installment premiums (a)	2.4	6.1	7.5	3.7	5.1
Upfront financial guaranty gross written premiums (GWP)	17.1	31.4	48.6	2.5	85.7
Plus: Upfront premium due to commutation (2)	—	—	(20.8)	—	—
Plus: Financial guaranty installment GWP	8.3	16.6	13.4	12.1	—
Plus: Financial guaranty installment PVP adjustment (3)	—	—	—	—	8.9
Financial guaranty reinsurance GWP	$25.4	$48.0	$41.2	$14.7	$94.7

Gross par written:
U.S. public finance	$2,503	$1,492	$2,154	$162	$13,429
U.S. structured finance	367	283	6	—	21
International	370	131	1,122	(18)	466
Total	$3,240	$1,906	$3,282	$144	$13,916

Net par outstanding:
U.S. public finance	$75,382	$76,003	$72,695	$69,860	$81,616
U.S. structured finance	9,567	10,139	9,216	8,783	8,421
International	13,957	13,684	13,347	12,052	11,568
Total	$98,906	$99,826	$95,258	$90,696	$101,606

Unearned premium reserve, net of ceded reinsurance - financial guaranty	$623.7	$642.1	$625.9	$589.6	$1,118.6
Unearned credit derivative revenues, net of ceded reinsurance	4.6	4.8	4.4	3.6	3.6
Net present value of installment premiums in force - credit derivatives (d)	15.5	11.8	11.2	10.1	14.2
Net present value of installment premiums in force - financial guaranty (d)(4)	261.2	258.2	253.4	233.2	—

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) Relates to commutation of XLFA of approximately $2.1 billion par value of business.

(3) Q1 2009 amount represents the difference in management estimates for the discount rate applied to future installments as well as the estimated term for future installments compared to FAS 163.

(4) The Company adopted FAS 163 effective January 1, 2009. Net present value of installment premiums in force for financial guaranty are included in “unearned premium reserve, net of ceded reinsurance - financial guaranty” line. Please refer to “Adoption of FAS 163” page for more information.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Investment Portfolio

As of March 31, 2009

(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book	Fair	Investment
	Cost	Yield	Yield	Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$151.9	4.4%	3.9%	$170.6	$6.7
Agency obligations	274.2	4.5%	4.2%	292.0	12.3
Foreign government securities	61.6	4.2%	2.8%	66.1	2.6
Obligations of states and political subdivisions	626.8	4.8%	4.5%	629.3	29.9
Insured obligations of state and political subdivisions (1)	619.0	4.6%	4.4%	618.7	28.7
Corporate securities	278.8	5.9%	5.0%	262.2	16.3
Mortgage-backed securities (2):
Pass-throughs	1,042.4	8.3%	7.6%	1,020.6	86.1
PACs	46.9	4.9%	4.6%	47.6	2.3
Asset-backed securities (3)	70.9	3.7%	3.3%	69.1	2.6
Total fixed maturity securities available for sale	3,172.4	5.9%	5.4%	3,176.2	187.5
Short-term investments	616.8	0.4%	0.3%	616.8	2.3
Total investments	$3,789.3	5.0%	4.6%	$3,793.0	$189.8

	Fair
Ratings (4):	Value	%
Treasury and U.S. government obligations	$170.6	5.4%
Agency obligations	292.0	9.2%
AAA/Aaa	1,300.8	41.0%
AA/Aa	882.3	27.8%
A/A	449.3	14.1%
BBB	45.1	1.4%
Below investment grade	36.1	1.1%
Total	$3,176.2	100.0%

Duration of investment portfolio (in years):		3.8

(1) Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+.

(2) $1.5 million is U.S. subprime RMBS, which has an average rating of AAA.

(3) Contains no CDOs of ABS.

(4) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization (1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct:

2009 (as of March 31)		$183,907
2009 (April - December)	$7,570	176,337
2010	11,335	165,002
2011	12,093	152,909
2012	15,544	137,365
2013	13,777	123,587

2009-2013	60,320	123,587
2014-2018	50,856	72,732
2019-2023	23,886	48,845
2024-2028	16,429	32,417
After 2028	32,417	—
Total	$183,907

Financial Guaranty Reinsurance:

2009 (as of March 31)		$173,309
2009 (April - December)	$6,722	166,587
2010	8,118	158,469
2011	8,472	149,997
2012	8,031	141,967
2013	7,730	134,237

2009-2013	39,072	134,237
2014-2018	37,702	96,535
2019-2023	32,248	64,286
2024-2028	25,265	39,022
After 2028	39,022	—
Total	$173,309

Total Financial Guaranty:

2009 (as of March 31)		$357,216
2009 (April - December)	$14,292	342,924
2010	19,453	323,471
2011	20,565	302,906
2012	23,575	279,332
2013	21,507	257,824

2009-2013	99,392	257,824
2014-2018	88,558	169,267
2019-2023	56,135	113,132
2024-2028	41,694	71,438
After 2028	71,438	—
Total	$357,216

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of March 31, 2009. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Net Future Installment Premiums

(dollars in millions)

		Estimated	CDS and Other	Total Estimated
		Net Unearned	Installment	Net Future
	Net Unearned	Premium	Earned	Premium
	Premiums (1), (2)	Amortization (2)	Premiums (3)	Earnings (2), (3)

Financial Guaranty Direct:

2009 (as of March 31)	$1,016.0
2009 (2nd, 3rd & 4th Qtrs)	939.4	$76.7	$83.5	$160.2
2010	848.4	91.0	114.7	205.8
2011	768.5	79.9	106.4	186.3
2012	698.1	70.3	86.7	157.0
2013	636.7	61.5	68.7	130.2

2009-2013	636.7	379.4	460.0	839.4
2014-2018	397.3	239.4	156.0	395.4
2019-2023	233.4	163.8	75.1	239.0
2024-2028	125.3	108.1	54.7	162.8
After 2028	—	125.3	96.9	222.2
Total		$1,016.0	$842.7	$1,858.7

Financial Guaranty Reinsurance:

2009 (as of March 31)	$1,122.2
2009 (2nd, 3rd & 4th Qtrs)	1,052.4	$69.7	$15.5	$85.2
2010	970.3	82.2	21.5	103.7
2011	893.3	76.9	18.3	95.2
2012	820.2	73.2	18.9	92.0
2013	754.9	65.3	16.3	81.5

2009-2013	754.9	367.2	90.4	457.6
2014-2018	486.6	268.3	66.6	334.9
2019-2023	295.8	190.8	46.6	237.3
2024-2028	155.6	140.2	31.0	171.3
After 2028	—	155.6	26.5	182.1
Total		$1,122.2	$261.1	$1,383.2

Total Financial Guaranty:

2009 (as of March 31)	$2,138.2
2009 (2nd, 3rd & 4th Qtrs)	1,991.8	$146.4	$99.0	$245.4
2010	1,818.6	173.2	136.2	309.4
2011	1,661.8	156.8	124.6	281.5
2012	1,518.3	143.5	105.5	249.0
2013	1,391.6	126.7	85.0	211.7

2009-2013	1,391.6	746.6	550.5	1,297.1
2014-2018	883.9	507.7	222.6	730.3
2019-2023	529.2	354.6	121.7	476.3
2024-2028	280.9	248.3	85.7	334.1
After 2028	—	280.9	123.3	404.2
Total		$2,138.2	$1,103.8	$3,242.0

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums and include unearned credit derivative revenues net of ceded amounts.

(2) Includes credit derivatives.

(3) Includes earnings on future installments of CDS and discount accretion earnings on FG transactions.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 5)

As of March 31, 2009

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$10,649	A	$24,315	A+	$34,964	A+
Tax backed	13,664	A	19,315	A+	32,980	A+
Municipal utilities	5,969	A	11,687	A	17,656	A
Transportation	4,396	A+	9,443	A	13,839	A
Healthcare	5,800	A	5,690	A+	11,490	A
Higher education	2,671	A	3,731	A+	6,402	A+
Investor-owned utilities	119	A	1,906	BBB+	2,025	BBB+
Housing	—	—	1,988	A+	1,988	A+
Other public finance	2,280	A-	3,541	A+	5,821	A
Total U.S. public finance	$45,548	A	$81,616	A+	$127,164	A+

U.S. structured finance
Pooled corporate obligations	$32,343	AA+	$1,331	AA+	$33,674	AA+
Residential mortgage-backed and home equity	16,871	BBB+	977	BB	17,847	BBB+
Commercial mortgage-backed securities	5,648	AAA	206	A-	5,855	AAA
Commercial receivables	2,277	A+	2,768	A-	5,044	A
Consumer receivables	2,641	AA+	2,031	A-	4,672	AA-
Structured credit	2,623	A+	347	BBB-	2,970	A
Insurance securitizations	1,245	AA-	348	A+	1,593	AA-
Other structured finance	49	AA-	414	BBB+	462	A-
Total U.S. structured finance	$63,695	AA-	$8,421	A-	$72,116	AA-

International
Infrastructure and pooled infrastructure	$5,224	AA+	$3,572	BBB+	$8,796	A+
Pooled corporate obligations	7,321	AA+	861	AAA	8,182	AA+
Residential mortgage-backed and home equity	7,705	AAA	98	AA	7,803	AAA
Regulated utilities	1,803	A	3,980	BBB+	5,783	A-
Public finance	605	AA	1,102	A	1,707	A+
Commercial receivables	860	A-	790	A-	1,649	A-
Future flow	861	BBB	325	BBB	1,186	BBB
Insurance securitizations	923	CCC	29	A	952	CCC+
Commercial mortgage-backed securities	408	AAA	283	A-	691	AA
Structured credit	—	—	421	A-	421	A-
Consumer receivables	—	—	100	AAA	100	AAA
Other international structured finance	617	AAA	9	A	626	AAA
Total international	$26,327	AA	$11,568	A-	$37,896	AA-

Total net par outstanding	$135,570	AA-	$101,606	A	$237,176	A+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 5)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of March 31,		As of December 31,
	2009		2008		2007
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$34,964	A+	$27,047	A+	$20,291	A+
Tax backed	32,980	A+	25,862	A+	17,799	A+
Municipal utilities	17,656	A	15,604	A	11,672	A+
Transportation	13,839	A	12,647	A	9,984	A
Healthcare	11,490	A	11,678	A	10,372	A
Higher education	6,402	A+	5,330	A+	3,651	A+
Investor-owned utilities	2,025	BBB+	2,156	BBB+	2,314	BBB+
Housing	1,988	A+	1,981	A+	2,041	A+
Other public finance	5,821	A	5,015	A	3,790	A+
Total U.S. public finance	$127,164	A+	$107,322	A+	$81,914	A+

U.S. structured finance
Pooled corporate obligations	$33,674	AA+	$34,680	AAA	$33,813	AAA
Residential mortgage-backed and home equity	17,847	BBB+	18,393	A	18,248	AA
Commercial mortgage-backed securities	5,855	AAA	5,876	AAA	6,002	AA+
Commercial receivables	5,044	A	4,945	A	5,246	A+
Consumer receivables	4,672	AA-	5,158	AA	6,589	AA
Structured credit	2,970	A	3,274	A	1,572	A-
Insurance securitizations	1,593	AA-	1,593	AA-	1,158	AA-
Other structured finance	462	A-	454	A-	1,191	AA
Total U.S. structured finance	$72,116	AA-	$74,373	AA	$73,820	AA+

International
Infrastructure and pooled infrastructure	$8,796	A+	$9,306	AA-	$11,561	AA-
Pooled corporate obligations	8,182	AA+	8,383	AAA	8,459	AAA
Residential mortgage-backed and home equity	7,803	AAA	8,249	AAA	7,329	AAA
Regulated utilities	5,783	A-	7,515	A-	8,337	A-
Public finance	1,707	A+	1,680	A	1,996	A+
Commercial receivables	1,649	A-	1,713	A-	1,913	A-
Future flow	1,186	BBB	1,240	BBB	1,113	BBB+
Insurance securitizations	952	CCC+	954	CCC	857	BBB-
Commercial mortgage-backed securities	691	AA	795	AA-	1,240	AA+
Structured credit	421	A-	437	A-	592	A-
Consumer receivables	100	AAA	109	AAA	357	AA+
Other international structured finance	626	AAA	646	AAA	794	AA+
Total international	$37,896	AA-	$41,027	AA-	$44,546	AA-

Total exposures	$237,176	A+	$222,722	AA-	$200,279	AA-

Mortgage guaranty risk in force	$381	NA	$400	NA	$1,116	NA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

NA = Not Applicable

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 5)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	1Q-09		1Q-09		1Q-09
U.S. public finance
General obligation	$2,192	A+	$6,026	A	$8,219	A
Tax backed	3,516	A+	3,785	A	7,300	A
Municipal utilities	884	A	1,319	A	2,203	A
Transportation	548	A	800	A	1,347	A
Higher education	361	A	819	A	1,180	A
Healthcare	357	A	196	AA-	554	A+
Housing	—	—	—	—	—	—
Investor-owned utilities	—	—	—	—	—	—
Other public finance	341	BBB-	484	AA-	825	A
Total U.S. public finance	$8,200	A	$13,429	A	$21,629	A

U.S. structured finance
Commercial receivables	$71	A	$—	—	$71	A
Consumer receivables	—	—	21	BBB	21	BBB
Commercial mortgage-backed securities	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Pooled corporate obligations	—	—	—	—	—	—
Residential mortgage-backed and home equity	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other structured finance	—	—	—	—	—	—
Total U.S. structured finance	$71	A	$21	BBB	$92	A-

International
Regulated utilities	$25	A	$212	A-	$238	A-
Infrastructure and pooled infrastructure	64	AA	123	BBB-	188	A-
Public finance	—	—	130	A+	130	A+
Commercial mortgage-backed securities	—	—	—	—	—	—
Commercial receivables	—	—	—	—	—	—
Consumer receivables	—	—	—	—	—	—
Future flow	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Pooled corporate obligations	—	—	—	—	—	—
Residential mortgage-backed and home equity	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other international structured finance	—	—	—	—	—	—
Total international	$90	AA-	$466	A-	$556	A-

Total gross par written	$8,361	A	$13,916	A	$22,276	A

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 5)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of March 31, 2009
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$29,643	21.9%	$1	0.0%	$29,644	12.5%
AAA	28,583	21.1%	4,467	4.4%	33,051	13.9%
AA	15,457	11.4%	35,049	34.5%	50,506	21.3%
A	38,317	28.3%	41,898	41.2%	80,215	33.8%
BBB	16,095	11.9%	18,275	18.0%	34,370	14.5%
Below investment grade	7,475	5.5%	1,916	1.9%	9,391	4.0%
Total exposures	$135,570	100.0%	$101,606	100.0%	$237,176	100.0%

	As of December 31, 2008
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$32,351	24.5%	$1	0.0%	$32,352	14.5%
AAA	35,542	26.9%	5,191	5.7%	40,733	18.3%
AA	14,699	11.1%	32,986	36.4%	47,685	21.4%
A	31,912	24.2%	34,078	37.6%	65,991	29.6%
BBB	12,579	9.5%	16,782	18.5%	29,361	13.2%
Below investment grade	4,943	3.7%	1,657	1.8%	6,600	3.0%
Total exposures	$132,026	100.0%	$90,696	100.0%	$222,722	100.0%

	As of March 31, 2009
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$19,064	26.4%	$10,580	27.9%	$29,644	12.5%
AAA	2,145	1.7%	21,243	29.5%	9,663	25.5%	33,051	13.9%
AA	41,828	32.9%	6,593	9.1%	2,086	5.5%	50,506	21.3%
A	65,865	51.8%	8,109	11.2%	6,240	16.5%	80,215	33.8%
BBB	15,859	12.5%	10,182	14.1%	8,329	22.0%	34,370	14.5%
Below investment grade	1,467	1.2%	6,926	9.6%	998	2.6%	9,391	4.0%
Total exposures	$127,164	100.0%	$72,116	100.0%	$37,896	100.0%	$237,176	100.0%

	As of December 31, 2008
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$21,302	28.6%	$11,050	26.9%	$32,352	14.5%
AAA	2,120	2.0%	27,115	36.5%	11,498	28.0%	40,733	18.3%
AA	38,028	35.4%	7,687	10.3%	1,970	4.8%	47,685	21.4%
A	53,086	49.5%	7,058	9.5%	5,846	14.2%	65,991	29.6%
BBB	13,020	12.1%	6,692	9.0%	9,649	23.5%	29,361	13.2%
Below investment grade	1,067	1.0%	4,519	6.1%	1,014	2.5%	6,600	3.0%
Total exposures	$107,322	100.0%	$74,373	100.0%	$41,027	100.0%	$222,722	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 5)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of March 31, 2009

	Net Par
U.S.:	Outstanding	% of total
California	$17,713	7.5%
New York	12,057	5.1%
Florida	9,657	4.1%
Texas	8,598	3.6%
Illinois	7,130	3.0%
Pennsylvania	6,720	2.8%
New Jersey	4,959	2.1%
Massachusetts	4,741	2.0%
Puerto Rico	3,829	1.6%
Michigan	3,633	1.5%
Other states	48,126	20.3%
Structured finance (multiple states)	72,116	30.4%
Total U.S.	$199,280	84.0%

International:
United Kingdom	$20,870	8.8%
Germany	3,080	1.3%
Australia	2,628	1.1%
Ireland	925	0.4%
Turkey	769	0.3%
Other	9,623	4.1%
Total International	$37,896	16.0%

Total exposures	$237,176	100.0%

Assured Guaranty Ltd.

Pooled Corporate Obligations Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Ratings as of March 31, 2009

Ratings (1):	Net Par Outstanding	% of total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
AAA	$29,678	74.8%	35.6%	30.3%
AA	4,131	10.4%	37.2%	29.5%
A	2,327	5.9%	44.0%	41.4%
BBB	2,732	6.9%	47.0%	41.0%
Below investment grade	796	2.0%	41.4%	28.7%
Total exposures	$39,664	100.0%	37.2%	31.6%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Year Insured as of March 31, 2009

Year insured:	Net Par Outstanding	% of total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
2004 and prior	$1,525	3.8%	30.6%	28.5%
2005	7,412	18.7%	35.0%	30.2%
2006	12,720	32.1%	37.6%	29.7%
2007	15,484	39.0%	38.9%	33.6%
2008	2,523	6.4%	34.7%	34.0%
2009	—	—	—	—
	$39,664	100.0%	37.2%	31.6%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Asset Class as of March 31, 2009

Asset class:	Net Par Outstanding	% of total	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)	Avg. Rating(1)
High yield corporates	$25,670	64.7%	34.9%	28.9%	AAA
Trust preferred - banks and insurance	3,637	9.2%	47.0%	41.9%	A-
Trust preferred - US mortgage and REITs	2,455	6.2%	50.1%	43.6%	A-
Trust preferred - European mortgage and REITs	970	2.4%	36.8%	36.7%	A
Market value CDOs of corporates	3,813	9.6%	37.8%	28.6%	AAA
Investment grade corporates	2,274	5.7%	28.7%	29.9%	AAA
Commercial real estate	771	1.9%	49.1%	47.9%	AAA
CDO of CDOs (corporate) (3)	74	0.2%	1.7%	5.4%	AAA
	$39,664	100.0%	37.2%	31.6%	AA+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, expressed as a percentage of the total transaction size and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(3) Consists of one transaction whereby Assured’s exposure is principal-protected by a collateral account currently containing $79 million in assets and representing 106% of current net par.  Funds in the collateral account are permitted to be invested in cash, government securities and AAA ABS (other than MBS).

Assured Guaranty Ltd.

Consolidated U.S. Residential Mortgage-Backed Securities (“RMBS”) Profile (1 of 3)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and by Segment as of March 31, 2009

	Direct		Reinsurance		Total
	Net Par		Net Par		Net Par
Ratings(1):	Outstanding	%	Outstanding	%	Outstanding	%
Super senior	$4,430	26.3%	$—	—	$4,430	24.8%
AAA	932	5.5%	151	15.5%	1,083	6.1%
AA	991	5.9%	100	10.2%	1,091	6.1%
A	2,325	13.8%	111	11.4%	2,437	13.7%
BBB	2,601	15.4%	127	13.0%	2,728	15.3%
Below investment grade	5,591	33.1%	488	49.9%	6,079	34.1%
	$16,871	100.0%	$977	100.0%	$17,847	100.0%

Distribution of U.S. RMBS by rating, December 31, 2006 to March 31, 2009

Ratings(1):	12/31/2006	12/31/2007	12/31/2008	3/31/2009
Super senior	41.4%	35.4%	34.7%	24.8%
AAA	23.1%	33.9%	9.1%	6.1%
AA	0.3%	5.0%	8.5%	6.1%
A	9.2%	6.4%	13.4%	13.7%
BBB	25.1%	9.1%	10.4%	15.3%
Below investment grade	0.9%	10.1%	24.0%	34.1%
	100.0%	100.0%	100.0%	100.0%

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of March 31, 2009

Ratings(1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Super senior	$—	$46	$—	$1,493	$—	$2,890	$4,430
AAA	12	57	10	710	9	286	1,083
AA	74	—	12	726	9	269	1,091
A	107	3	8	883	202	1,234	2,437
BBB	717	—	109	564	85	1,253	2,728
Below investment grade	655	309	1,496	1,756	1,250	612	6,079
Total exposures	$1,566	$415	$1,636	$6,132	$1,554	$6,543	$17,847

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of March 31, 2009

Year Insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$117	$3	$147	$83	$69	$492	$911
2005	196	—	696	382	51	83	1,408
2006	337	5	130	58	76	4,423	5,030
2007	916	408	664	3,151	1,210	1,517	7,864
2008	—	—	—	2,459	148	27	2,634
2009	—	—	—	—	—	—	—
Total exposures	$1,566	$415	$1,636	$6,132	$1,554	$6,543	$17,847

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Consolidated U.S. RMBS Profile (2 of 3)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and Year Insured as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$187	$136	$182	$153	$252	$911
2005	—	55	155	181	171	845	1,408
2006	2,890	178	233	531	893	305	5,030
2007	46	67	566	1,010	1,511	4,664	7,864
2008	1,493	597	—	531	—	13	2,634
2009	—	—	—	—	—	—	—
	$4,430	$1,083	$1,091	$2,437	$2,728	$6,079	$17,847

% of total	24.8%	6.1%	6.1%	13.7%	15.3%	34.1%	100.0%

Distribution of U.S. Prime HELOC RMBS by Rating(1) and Year Insured as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$0	$11	$5	$91	$39	$147
2005	—	—	—	2	14	680	696
2006	—	—	—	—	3	127	130
2007	—	10	1	1	1	651	664
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$—	$10	$12	$8	$109	$1,496	$1,636

% of total	0.0%	0.6%	0.7%	0.5%	6.7%	91.5%	100.0%

Distribution of U.S. Closed End Seconds RMBS by Rating(1) and Year Insured as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$0	$—	$2	$—	$—	$3
2005	—	—	—	—	—	—	—
2006	—	—	—	—	—	5	5
2007	46	57	—	1	—	304	408
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$46	$57	$—	$3	$—	$309	$415

% of total	11.2%	13.8%	0.0%	0.7%	0.0%	74.3%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Consolidated U.S. RMBS Profile (3 of 3)

(dollars in millions)

Distribution of U.S. Alt-A RMBS by Rating(1) and Year Insured as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$14	$7	$41	$21	$—	$83
2005	—	46	155	26	39	115	382
2006	—	52	—	—	—	6	58
2007	—	—	565	446	504	1,635	3,151
2008	1,493	597	—	369	—	—	2,459
2009	—	—	—	—	—	—	—
	$1,493	$710	$726	$883	$564	$1,756	$6,132

% of total	24.4%	11.6%	11.8%	14.4%	9.2%	28.6%	100.0%

Distribution of U.S. Alt-A Option ARM RMBS by Rating(1) and Year Insured as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$—	$—	$52	$17	$—	$69
2005	—	8	—	—	1	42	51
2006	—	1	9	—	—	66	76
2007	—	—	—	2	67	1,141	1,210
2008	—	—	—	148	—	—	148
2009	—	—	—	—	—	—	—
	$—	$9	$9	$202	$85	$1,250	$1,554

% of total	0.0%	0.6%	0.6%	13.0%	5.4%	80.4%	100.0%

Distribution of U.S. Subprime RMBS by Rating(1) and Year Insured as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$160	$44	$50	$24	$214	$492
2005	—	1	—	77	3	2	83
2006	2,890	124	224	531	554	100	4,423
2007	—	—	1	561	672	284	1,517
2008	—	—	—	14	—	13	27
2009	—	—	—	—	—	—	—
	$2,890	$286	$269	$1,234	$1,253	$612	$6,543

% of total	44.2%	4.4%	4.1%	18.9%	19.1%	9.4%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (1 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Rating(1) and Type of Exposure as of March 31, 2009

Ratings(1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Super senior	$—	$46	$—	$1,493	$—	$2,890	$4,430
AAA	—	55	—	654	—	224	932
AA	—	—	6	724	—	261	991
A	75	—	—	856	201	1,194	2,325
BBB	716	—	15	563	84	1,222	2,601
Below investment grade	649	304	1,146	1,728	1,233	531	5,591
Total exposures	$1,441	$405	$1,168	$6,018	$1,518	$6,322	$16,871

Distribution of Financial Guaranty Direct U.S. RMBS by Year Insured as of March 31, 2009

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$21	$49	$68	$344	$483
2005	189	—	572	376	40	77	1,254
2006	336	—	—	—	56	4,403	4,794
2007	916	405	575	3,134	1,206	1,498	7,732
2008	—	—	—	2,459	148	—	2,607
2009	—	—	—	—	—	—	—
	$1,441	$405	$1,168	$6,018	$1,518	$6,322	$16,871

Distribution of Financial Guaranty Direct U.S. RMBS by Year Issued as of March 31, 2009

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$21	$49	$68	$344	$483
2005	189	—	572	376	40	3,580	4,757
2006	336	—	—	360	56	1,900	2,651
2007	916	405	575	5,233	1,354	498	8,980
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$1,441	$405	$1,168	$6,018	$1,518	$6,322	$16,871

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (2 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Issued as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year issued:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$111	$48	$96	$52	$176	$483
2005	1,990	170	379	710	706	801	4,757
2006	1,174	—	—	100	961	417	2,651
2007	1,266	651	565	1,419	882	4,197	8,980
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$4,430	$932	$991	$2,325	$2,601	$5,591	$16,871

% of total	26.3%	5.5%	5.9%	13.8%	15.4%	33.1%	100.0%

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Insured as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year issued:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$111	$48	$96	$52	$176	$483
2005	—	46	155	179	153	721	1,254
2006	2,890	124	224	531	889	136	4,794
2007	46	55	565	1,002	1,507	4,558	7,732
2008	1,493	597	—	517	—	—	2,607
2009	—	—	—	—	—	—	—
	$4,430	$932	$991	$2,325	$2,601	$5,591	$16,871

% of total	26.3%	5.5%	5.9%	13.8%	15.4%	33.1%	100.0%

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (3 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2009 (1)

U.S. Prime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$189	73.2%	5.3%	0.1%	4.0%	6
2006	336	68.2%	5.9%	0.1%	3.0%	2
2007	916	83.8%	10.3%	0.3%	4.2%	2
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$1,441	78.8%	8.6%	0.2%	3.9%	10

U.S. Prime CES

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	405	61.2%	21.5%	30.5%	21.1%	5
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$405	61.2%	21.5%	30.5%	21.1%	5

U.S. Prime HELOC

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$572	31.7%	0.0%	11.9%	15.0%	2
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	575	64.3%	0.0%	16.9%	12.8%	2
2008	N/A	N/A	N/A	N.A.	N/A	N/A
2009	N/A	N/A	N/A	N.A.	N/A	N/A
	$1,146	48.0%	0.0%	14.4%	13.9%	4

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$376	59.8%	11.7%	1.0%	10.6%	13
2006	360	73.3%	39.4%	3.3%	30.3%	2
2007	5,233	77.8%	20.5%	1.6%	24.0%	11
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$5,969	76.4%	21.1%	1.7%	23.5%	26

(1) For this release, net par outstanding is based on values as of March 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2) Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (4 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2009 (1)

U.S. Alt-A Option ARMs

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$40	32.3%	27.6%	1.0%	22.4%	1
2006	56	55.1%	19.1%	1.2%	30.6%	1
2007	1,354	79.6%	20.7%	1.3%	25.3%	7
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$1,450	77.4%	20.8%	1.3%	25.5%	9

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$3,580	31.5%	63.6%	7.1%	41.9%	42
2006	1,900	46.4%	41.3%	8.9%	42.8%	49
2007	498	48.0%	40.5%	9.3%	45.6%	2
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$5,977	37.6%	54.6%	7.9%	42.5%	93

U.S. CMBS

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)	Number of Transactions
2005	$3,429	96.5%	28.9%	0.0%	0.2%	158
2006	1,418	98.2%	30.6%	0.0%	0.3%	57
2007	524	89.2%	20.6%	0.0%	2.1%	13
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
	$5,371	96.2%	28.5%	0.0%	0.4%	228

(1) For this release, net par outstanding is based on values as of March 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2) Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Consumer Receivables Profile

(dollars in millions)

Distribution of Consolidated Consumer Receivables by Year Issued as of March 31, 2009

Year issued:	Credit Cards	Student Loans	Auto	Total Net Par Outstanding
2004 and prior	$48	$34	$8	$90
2005	1,074	198	129	1,401
2006	—	815	292	1,107
2007	0	1,209	803	2,012
2008	—	—	163	163
2009	—	—	—	—
	$1,122	$2,256	$1,394	$4,772

Distribution of Financial Guaranty Direct U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Insured as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$—	$—	$—	$—	$—	$—
2005	—	—	—	—	9	—	9
2006	—	419	—	—	—	—	419
2007	—	842	139	—	—	—	981
2008	1,000	—	—	231	—	—	1,231
2009	—	—	—	—	—	—	—
	$1,000	$1,261	$139	$231	$9	$—	$2,641

% of total	37.9%	47.7%	5.3%	8.8%	0.4%	0.0%	100.0%

Distribution of Financial Guaranty Direct U.S. Consumer Receivables Net Par Outstanding by Rating(1) and Year Issued as of March 31, 2009

	Super	AAA	AA	A	BBB	BIG
Year issued:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$—	$—	$—	$—	$—	$—
2005	1,000	—	—	—	9	—	1,009
2006	—	419	—	—	—	—	419
2007	—	842	139	231	—	—	1,212
2008	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—
	$1,000	$1,261	$139	$231	$9	$—	$2,641

% of total	37.9%	47.7%	5.3%	8.8%	0.4%	0.0%	100.0%

Distribution of Consumer Receivables by Asset Class as of March 31, 2009

Asset class:	Net Par Outstanding	%	Average Rating (1)	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
Student loans	$1,261	47.7%	AAA	7.2%	8.5%
Credit cards	1,000	37.9%	AAA	57.5%	57.5%
Auto	380	14.4%	A-	11.2%	27.3%
	$2,641	100.0%	AA+	26.8%	29.8%

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, expressed as a percentage of the total transaction size and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Ltd.

Financial Guaranty Direct Credit Derivative Exposure Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Rating

	March 31, 2009		December 31, 2008
	Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%
Super senior	$28,597	40.8%	$31,129	43.3%
AAA	23,943	34.2%	29,574	41.1%
AA	3,956	5.6%	4,032	5.6%
A	5,344	7.6%	3,565	5.0%
BBB	3,957	5.7%	1,734	2.4%
Below investment grade	4,230	6.0%	1,931	2.7%
Total exposures	$70,027	100.0%	$71,964	100.0%

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Sector and Average Rating

	March 31, 2009		December 31, 2008
Sector:	Net Par Outstanding	Average Rating (1)	Net Par Outstanding	Average Rating (1)
U.S. public finance
General obligation	$416	AAA	$417	AAA
Healthcare	100	A	100	A
Tax backed	69	BBB+	69	BBB+
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	25	AAA	25	AAA
Total U.S. public finance	$649	AA	$650	AA

U.S. structured finance
Pooled corporate obligations	$28,592	AA+	$29,349	AAA
Residential mortgage-backed and home equity	12,489	A	12,768	AA-
Commercial mortgage-backed securities	5,350	AAA	5,355	AAA
Commercial receivables	1,548	AA	1,540	AA
Consumer receivables	545	AAA	545	AAA
Structured credit	344	A+	351	A+
Insurance securitizations	100	AA	100	AA
Other structured finance	49	AA-	49	AA-
Total U.S. structured finance	$49,016	AA	$50,056	AA+

International
Residential mortgage-backed and home equity	$7,118	AAA	$7,488	AAA
Pooled corporate obligations	6,809	AA+	6,905	AAA
Infrastructure and pooled infrastructure	4,613	AA+	4,933	AA+
Regulated utilities	554	AA-	577	AA
Commercial mortgage-backed securities	408	AAA	446	AAA
Future flow	194	BBB+	224	BBB+
Insurance securitizations	41	B	41	B
Public finance	8	AAA	8	AAA
Other international structured finance	617	AAA	636	AAA
Total international	$20,362	AA+	$21,258	AAA

Total exposure	$70,027	AA	$71,964	AA+

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Unrealized Gains (Losses) on Credit Default Swaps (“CDS”)

Unrealized Gains (Losses) on Credit Default Swaps (“CDS”) as of March 31, 2009

Asset Type:	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	1Q-09 Unrealized Gain (Loss) (in millions)
Financial Guaranty Direct
Pooled corporates(1)
High yield corporates	$22.8	AAA	$(77.4)
Trust preferred	6.0	A-	75.3
Market value CDOs of corporates	3.4	AAA	(7.0)
Investment grade corporates	2.3	AAA	1.6
Commercial real estate	0.8	AAA	(2.2)
CDO of CDOs (corporate)	0.1	AAA	(0.9)
Total pooled corporate obligations	35.4	AA+	(10.5)

U.S. RMBS(2):
Prime first lien	7.8	AA+	(48.7)
Alt-A first lien	6.3	A-	(44.1)
Subprime lien	5.6	AA-	3.0
Other U.S. RMBS	—	—	—
Total U.S. RMBS	19.6	AA-	(89.8)

Commercial mortgage-backed securities(3)	5.8	AAA	(31.2)
Other(4)	9.3	AA-	142.3
Total Financial Guaranty Direct	70.0	AA	10.8

Total Financial Guaranty Reinsurance	3.3	AA+	16.2

Total Financial Guaranty Direct and Financial Guaranty Reinsurance	$73.3	AA	$27.0

(1) Corporate collateralized loan obligations, market value CDOs, and trust preferred securities include all U.S. structured finance pooled corporate obligations and international pooled corporate obligations.

(2) Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities and residential international mortgage-backed and home equity securities.

(3) Commercial mortgage-backed securities is comprised of commercial U.S. structured finance and commercial international mortgage backed securities.

(4) Other includes all other U.S. and international asset classes, such as commercial receivables and international infrastructure and pooled infrastructure securities.

Assured Guaranty Ltd.

Non-Investment Grade Exposures (1 of 2)

As of March 31, 2009

(dollars in millions)

				Loss and loss
				adjustment expense
	Weighted Average	Net Par	Average	reserves as of
Non-Investment Grade Exposures by Asset Type:	Remaining Life	Outstanding	Rating (1)	March 31, 2009

U.S. public finance
Municipal utilities	23.7	$528	C	$6.8
General obligation	14.9	398	BB-	0.0
Tax backed	14.3	85	BB	0.0
Healthcare	14.5	71	B+	14.0
Transportation	15.2	22	D	3.2
Investor-owned utilities	8.5	3	BB+	0.0
Housing	12.2	2	B-	0.3
Higher education	12.2	1	BB+	—
Other public finance	32.5	357	BB	5.0
Total U.S. public finance	22.3	$1,467	B-	$29.2

U.S. structured finance
Residential mortgage-backed and home equity	6.2	$6,079	B-	$138.9
Pooled corporate obligations	22.1	807	BB	2.3
Consumer receivables	2.4	7	BB	0.1
Commercial receivables	1.3	0	CCC	0.0
Other structured finance	7.5	32	CCC-	6.6
Total U.S. structured finance	8.1	$6,926	B-	$147.9

International
Insurance securitizations	11.8	$923	CCC	$43.0
Infrastructure and pooled infrastructure	12.4	75	B-	9.1
Total international	11.9	$998	CCC	$52.2

Total non-investment grade exposures	10.7	$9,391	B-	$229.3

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Non-Investment Grade Exposures (2 of 2)

As of March 31, 2009

(dollars in millions)

Non-Investment Grade Exposures Greater Than $50 Million as of March 31, 2009

	Weighted Average	Net Par	Internal	Current Credit
Name or Description	Remaining Life	Outstanding	Rating (1)	Enhancement
Deutsche Alt-A Securities Mortgage Loan 2007-2	7.8	$1,002	B	9.8%
MortgageIt Securities Corp. Mortgage Loan 2007-2	4.6	649	BB	11.2%
Countrywide Home Equity Loan Trust 2007-D	6.3	549	D	0.0%
Deutsche Alt-A Securities Mortgage Loan 2007-3	4.3	510	B	16.1%
Ballantyne Re PLC Class A-2 Floating Rate Notes	12.8	500	D	NM
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	5.4	493	D	0.0%
CWALT Alternative Loan Trust 2007-HY9	9.7	468	BB	8.5%
Jefferson County Alabama Sewer	24.7	455	D	n/a
Orkney Re II, PLC	9.6	423	B	NM
Detroit Michigan General Obligation	16.1	316	BB	n/a
Taberna Preferred Funding III, Ltd.	21.7	288	BB+	33.4%
Alesco Preferred Funding XVI, Ltd.	24.5	262	BB+	19.3%
Taberna Preferred Funding II, Ltd.	21.7	245	B	33.3%
CWALT Alternative Loan Trust 2007-OA10	3.2	182	B	10.8%
Guaranteed Student Loan transaction	32.5	152	B+	n/a
Lehman Excess Trust 2007-16N	4.6	140	BB	12.1%
ACE Home Equity Loan Trust 2007-SL3	2.5	131	BB	36.8%
Guaranteed Student Loan transaction	28.2	110	BB+	n/a
ACE Home Equity Loan Trust 2007-SL2	3.2	106	D	0.0%
Argent Securities Inc. 2003-W6	4.1	95	BB	10.6%
Guaranteed Student Loan transaction	37.6	95	BB+	n/a
Morgan Stanley Mortgage Loan Trust 2006-5AR	5.6	86	B	7.3%
MASTR Asset Backed Securities Trust 2005-NC2 A4	5.5	80	BB	40.4%
SACO I Trust 2005-GP1	2.2	79	D	0.0%
American Home Mortgage Assets Trust 2007-3	2.8	67	D	n/a
Customer Asset Protection Company (CAPCO), Excess SIPC	n/a	63	BB	0.0%
CSAB Mortgage-Backed Trust 2007-1	6.3	63	B	6.3%
Bear Stearns ABS I Trust 2005-AC6	4.2	62	BB	9.6%
Chevy Chase Funding LLC Series 2006-2 Class A-2	4.1	56	B	19.1%
Total	11.0	$7,726	B-

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (1 of 4)

As of March 31, 2009

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
State of California General Obligation & Leases	$2,077	A+
New York City General Obligation & Leases	1,443	A+
Commonwealth of Puerto Rico General Obligation & Leases	1,255	BBB-
State of New Jersey General Obligation & Leases	1,139	AA-
Miami-Dade County Florida Aviation Authority	1,125	A
Commonwealth of Massachusetts General Obligation & Bay Transportation	1,091	A
Pennsylvania State Turnpike Commission	1,067	A+
Long Island Power Authority	995	A-
State of New York General Obligation & Leases	993	A+
City of Chicago General Obligation & Leases	964	AA-
Metropolitan Transportation Authority (New York) - Transportation Revenue	947	A
Port Authority of New York & New Jersey	935	AA-
North Texas Toll Road Authority	911	A+
Los Angeles Unified School District	907	AA
Miami-Dade County School Board	866	A
Puerto Rico Highway & Transportation Authority	847	BBB
Chicago Public Building Commission - Chicago Board of Education	842	A
State of Washington General Obligation	836	AA
District of Columbia General Obligation	796	A
Denver International Airport System	794	A+
San Francisco Airport Commission	771	A
Michigan State General Obligation	690	AA+
Florida State General Obligation	675	AAA
Puerto Rico Electric Power Authority	614	BBB+
Hawaii State General Obligation	608	AA
Total top 25 U.S. public finance exposures	$24,190

10 Largest Healthcare Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)	State
Iowa Health System	$413	AA-	IA
Methodist Health System	403	A	TN
Christus Health System	329	A+	TX
Essentia Health	261	A-	MN
Integris Health, Inc.	255	AA	OK
Fairview Hospital & Healthcare Services	218	A	MN
Meridian Health System Obligated Group	213	A-	NJ
Catholic Healthcare West	207	A	CA
Lifebridge Health	207	A	MD
Centracare Health System	196	A	MN
Total top 10 healthcare exposures	$2,701

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (2 of 4)

As of March 31, 2009

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par		Credit
Credit Name:	Outstanding	Rating(1)	Enhancement
Ares Enhanced Credit Opportunities Fund	$1,165	AAA	29.5%
Fortress Credit Investments I & II	1,092	AAA	27.2%
Deutsche Alt-A Securities Mortgage Loan 2007-2	1,002	B	9.8%
Discover Card Master Trust I Series A	1,000	AAA / Super senior	57.5%
Field Point III & IV, Limited	991	AA-	13.9%
Anchorage Crossover Credit Finance Ltd	875	AAA	21.7%
280 Funding I - Class A-1 & A-2	660	AAA	38.8%
MortgageIt Securities Corp. Mortgage Loan 2007-2	649	BB	11.2%
Prospect Funding I LLC	641	AAA	17.3%
Private RMBS Re-Remic	638	AAA / Super senior	26.5%
Sandelman Finance 2006-1 Limited	623	AA	33.6%
Applebee’s Enterprises LLC	619	BBB-	33.2%
Private Structured Credit	600	BBB+	Private
Park Avenue Receivables Company LLC	598	AAA	2.5%
Private RMBS Re-Remic	597	AAA	27.7%
Private RMBS Re-Remic	582	AAA / Super senior	27.1%
Private RMBS Re-Remic	565	AA	27.2%
CWHEQ Revolving Home Equity Loan Trust 2007-D	549	D	0.0%
Liberty CLO Ltd	530	AAA / Super senior	35.7%
Field Point I & II, Limited	529	AA-	29.4%
Deutsche Alt-A Securities Mortgage Loan 2007-3	510	B	16.1%
LIICA Holdings, LLC	495	AA	28.0%
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	493	D	0.0%
Goldentree Credit Opportunities Financing I	489	AAA	34.1%
Shenandoah Trust Capital I Term Securities	484	A+	22.4%
CWALT Alternative Loan Trust 2007-HY9	468	BB	8.5%
Jupiter Securitization Company	462	AAA	2.5%
KKR Financial CLO 2007-1	461	AAA	35.7%
Aaa Trust 2007-2	454	A	43.0%
SLM Private Credit Student Loan Trust 2007	450	AAA	11.0%
Private RMBS Re-Remic	446	A	24.2%
Dow Jones CDX.IG.04 7-Year Index (II)	425	AAA / Super senior	30.3%
Dow Jones CDX.NA.IG.4 Single Tranche Transaction	425	AAA / Super senior	30.3%
Dow Jones CDX.IG.04 7-Year Index (I)	425	AAA / Super senior	30.3%
SLM Student Loan Trust 2007	392	AAA	3.1%
Impac CMB Trust Series 2007-A	391	BBB	8.3%
Wasatch CLO, Ltd.	389	AAA	18.5%
Southfork CLO Ltd. Series 2005-A1 Class A1G	380	AAA / Super senior	23.9%
Newstar Credit Opportunities Funding II	374	AA	20.1%
Cent CDO XI Limited	373	AAA	19.7%
Private RMBS Re-Remic	369	A	37.3%
SLM Private Credit Student Loan Trust 2006	356	AAA	11.0%
Alesco Preferred Funding XIV	331	A+	38.9%
ACS 2007-1 Pass Through Trust G-1	330	A	38.9%
Dow Jones CDX.IG.08 5 Year	326	AAA / Super senior	30.3%
Comstock Funding Ltd	326	AAA	25.2%
Mountain View CLO II	322	AAA	21.2%
HSAM Long/Short 2007-2	315	AAA / Super senior	25.6%
Blue Mountain CLO Ltd. 2005-1 Class A1-F	303	AAA / Super senior	31.6%
Taberna Preferred Funding VIII	303	AA	50.7%
Total top 50 U.S. structured finance exposures	$26,570

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (3 of 4)

As of March 31, 2009

(dollars in millions)

25 Largest International Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
Prime European RMBS	$1,236	AAA / Super senior
Permanent Master Issuer PLC	1,226	AAA
Arkle Master Issuer PLC	1,207	AAA
Gracechurch Mortgage Financing PLC	1,198	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	888	AAA / Super senior
Essential Public Infrastructure Capital II	843	AAA / Super senior
Granite Master Issuer PLC	828	AAA
Essential Public Infrastructure Capital III	802	AAA / Super senior
Synthetic CDO - IG ABS	617	AAA / Super senior
International Infrastructure Pool	607	AAA / Super senior
International Infrastructure Pool	607	AAA / Super senior
International Infrastructure Pool	607	AAA / Super senior
Paragon Mortgages (No.13) PLC	588	AAA
Taberna Europe CDO II PLC	548	A+
Global Senior Loan Index Fund 1 B.V.	503	AAA / Super senior
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	D
Stichting Profile Securitisation I	485	AAA / Super senior
Harvest CLO III	452	AAA
United Utilities Water PLC	425	A
RMF Euro CDO V PLC	425	AAA
Orkney Re II PLC	423	B
Taberna Europe CDO I PLC	421	A-
Nemus Funding No.1 PLC	408	AAA / Super senior
Southern Gas Networks PLC	361	BBB
Highlander Euro CDO	357	AAA / Super senior
Total top 25 international exposures	$16,565

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (4 of 4)

As of March 31, 2009

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Net Par
Servicer:	Outstanding
Countrywide Home Loans, Inc.	$4,035
Wells Fargo Home Mortgage, Inc.	2,776
Residential Funding Corporation	2,154
Northern Rock PLC	1,715
European Mortgage Servicer (Private Transaction)	1,236
Halifax PLC	1,230
Cheltenham & Gloucester PLC	1,207
Barclays Bank PLC	1,198
EMC Mortgage Corp	1,096
AMC Mortgage Services	711
Total top 10 residential mortgage servicers exposures	$17,360

Assured Guaranty Ltd.

Below Investment Grade and Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Below Investment Grade Category (1)

	March 31, 2009
Description:	Net Par Outstanding	% of total	Number of Credits in Category
Category 1	$3,733	39.8%	117
Category 2	3,363	35.8%	222
Category 3	2,295	24.4%	125
BIG Total	$9,391	100.0%	464

(1)  Effective January 1, 2009 Assured adopted FAS 163. Assured’s surveillance department is responsible for monitoring our portfolio of credits and maintains a list of below investment grade (“BIG”) credits. The BIG credits are divided into three categories:. The closely monitored credits are divided into four categories: Category 1 (below investment grade credit with no FAS 163 loss reserve); Category 2 (below investment grade credit with a FAS 163 loss reserve established prior to an event of default); Category 3 (below investment grade credit with a FAS 163 loss reserve established and where an event of default has occurred or is imminent).

Net Par Outstanding by Credit Monitoring Category (1)

	December 31, 2008
Description:	Net Par Outstanding	% of total	Number of Credits in Category
Fundamentally sound risk	$215,987	97.0%

Closely monitored credits:
Category 1	2,967	1.3%	51
Category 2	767	0.3%	21
Category 3	2,889	1.3%	54
Category 4	20	—	14
CMC Total	6,643	3.0%	140

Other below investment grade risk	92	—	89
Total	$222,722	100.0%

(1)  Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Loss and Loss Adjustment Expense (“LAE”) Reserves by Segment/Type

(dollars in millions)

	As of March 31, 2009
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Financial guaranty insurance reserves by segment and type (1):
Case	$110.3	$73.4	$30.1	$213.8	$1.2	$215.0
Incurred but not reported (“IBNR”) and portfolio	—	—	1.9	1.9	5.6	7.5
Total financial guaranty insurance loss and LAE reserves	$110.3	$73.4	$32.0	$215.7	$6.8	$222.6

Credit derivative reserves by segment and type:
Case	$40.8	$4.8	$—	$45.6	$—	$45.6
Total credit derivative reserves	$40.8	$4.8	$—	$45.6	$—	$45.6

Total loss and LAE reserves	$151.1	$78.2	$32.0	$261.3	$6.8	$268.2

(1) The Company adopted FAS 163 effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information.

Assured Guaranty Ltd.

Loss and Loss Adjustment Expenses

As of March 31, 2009

(dollars in millions)

	Total		Loss and Loss
	Net Par	1Q-09	Adjustment
	Outstanding	Incurred Losses(2), (4)	Expense Reserves(3), (4)
Financial Guaranty Direct: (1)
Prime first lien	$1,441	$(0.7)	$—
Prime closed end seconds	405	8.8	35.2
Prime HELOC	1,168	(0.1)	9.3
Alt-A first lien	6,018	(4.2)	15.4
Alt-A option ARMs	1,518	10.7	28.1
Subprime first lien	6,322	7.9	18.8
Total U.S. RMBS	16,871	22.3	106.7
Other structured finance	65,520	(9.2)	43.7
Public finance	53,180	(0.1)	0.7
Total Financial Guaranty Direct	$135,570	$13.1	$151.1

Financial Guaranty Reinsurance: (1)
Prime first lien	$125	$0.5	$0.6
Prime closed end seconds	11	2.0	3.0
Prime HELOC	469	18.7	15.1
Alt-A first lien	114	0.2	2.8
Alt-A option ARMs	37	(0.1)	—
Subprime first lien	222	0.8	10.8
Total U.S. RMBS	977	22.1	32.2
Other structured finance	10,359	(0.2)	8.4
Public finance	90,269	14.6	37.6
Total Financial Guaranty Reinsurance	$101,606	$36.5	$78.2

Total Financial Guaranty Direct and Reinsurance: (1)
Prime first lien	$1,566	$(0.2)	$0.6
Prime closed end seconds	415	10.8	38.1
Prime HELOC	1,636	18.7	24.4
Alt-A first lien	6,132	(4.1)	18.1
Alt-A option ARMs	1,554	10.6	28.1
Subprime first lien	6,543	8.7	29.5
Total U.S. RMBS	17,847	44.4	138.9
Other structured finance	75,879	(9.4)	52.1
Public finance	143,449	14.5	38.4
Total Financial Guaranty Direct and Reinsurance	$237,176	$49.6	$229.3

(1)  Includes financial guaranty (FG) and insured derivatives in the insured portfolio.

(2)  Includes loss and loss adjustment expenses (recoveries) and incurred losses on credit derivatives, for the financial guaranty direct and reinsurance segments only.

(3)  Includes loss and loss adjustment expense reserves for financial guaranty and credit derivatives, for the financial guaranty direct and reinsurance segments only.

(4) The Company adopted FAS 163 effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information.

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 2009	2008	2007	2006
GAAP Summary Income Statement Data

Net earned premiums (1)	$148.4	$261.4	$159.3	$144.8
Realized gains and other settlements on credit derivatives	29.7	117.6	74.0	73.9
Net investment income	43.6	162.6	128.1	111.5
Total expenses (1)	143.0	440.9	161.4	150.4
Income (loss) before provision for income taxes	100.1	112.3	(463.0)	190.0
Net income (loss)	85.5	68.9	(303.3)	159.7
Operating income (b)	63.4	74.5	178.0	157.2

Net income (loss) per diluted share (2)	$0.93	$0.77	$(4.38)	$2.13
Operating income per diluted share (2)	$0.69	$0.84	$2.57	$2.12

Financial Ratios:
Loss and LAE ratio (e)	45.4%	81.4%	3.4%	(3.3)%
Expense ratio (e)	31.4%	38.7%	55.8%	59.2%
Combined ratio (e)	76.8%	120.1%	59.2%	55.9%

GAAP Summary Balance Sheet Data (End of Period)

Total investments and cash	$3,812.3	$3,643.6	$3,147.9	$2,469.9
Total assets	5,588.3	4,555.7	3,762.9	2,931.6
Unearned premium reserves (1)	2,153.3	1,233.7	887.2	631.0
Loss and LAE reserves (1)	222.6	196.8	125.6	115.9
Senior notes	197.5	197.4	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.8	149.8	149.7	149.7
Shareholders’ equity	2,025.6	1,926.2	1,666.6	1,650.8
Book value per share	$22.48	$21.18	$20.85	$24.44

Other Financial Information:
Net debt service outstanding (end of period)	$357,216	$348,816	$302,413	$180,174
Gross debt service outstanding (end of period)	362,323	354,858	307,657	181,503
Net par outstanding (end of period)	237,176	222,722	200,279	132,296
Gross par outstanding (end of period)	241,364	227,164	204,809	133,303

Consolidated qualified statutory capital	2,145	2,310	2,079	1,658
Consolidated policyholders’ surplus and reserves	3,768	3,652	3,040	2,374

Ratios:
Par insured to statutory capital	111:1	96:1	96:1	80:1
Capital ratio (3)	167:1	151:1	145:1	109:1
Financial resources ratio (4)	68:1	70:1	68:1	53:1

Gross debt service written:
U.S. public finance	$38,116	$68,265	$66,190	$13,261
U.S. structured finance	95	13,972	42,414	28,902
International	888	8,840	24,971	17,979
Total gross debt service written	$39,098	$91,078	$133,575	$60,142

Net debt service written	39,098	89,871	129,872	59,775
Net par written	22,276	55,418	84,686	50,541
Gross par written	22,276	56,140	88,117	50,892

(1) The Company adopted FAS 163 effective January 1, 2009. Please refer to “Adoption of FAS 163” page for more information.

(2) Effective January 1, 2009, the Company adopted FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP”), which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted earnings per share (“EPS”). Upon retrospective adoption of the FSP, Assured increased previously reported diluted EPS by $0.08 for 2007 and decreased previously reported diluted EPS by $0.02 for 2006. There was no impact on previously reported diluted EPS for 2008. Operating income, a non-GAAP financial measure, for all periods is positive, therefore the per diluted share calculation ignores the effect of the FSP and includes the effect of dilutive securities.

(3) The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(4) The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Adoption of FAS 163

In May 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 163, “Accounting for Financial Guarantee Insurance Contracts” (“FAS 163”). FAS 163 requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. FAS 163 also clarifies the methodology to be used for financial guaranty premium revenue recognition and claim liability measurement, as well as requiring expanded disclosures about the insurance enterprise’s risk management activities. The provisions of FAS 163 related to premium revenue recognition and claim liability measurement are effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. Earlier application of these provisions was not permitted. The expanded risk management activity disclosure provisions of FAS 163 were effective for the third quarter of 2008 and were included in the Company’s consolidated financial statements for those periods. FAS 163 will be applied to all existing and future financial guaranty insurance contracts written by the Company.

 FAS 163 mandates the accounting changes proscribed by the statement be recognized by the Company as a cumulative effect adjustment to retained earnings as of January 1, 2009. The impact of adopting FAS 163 on the Company’s balance sheet was as follows:

(dollar in millions)	December 31, 2008 As reported	Transition Adjustment	January 1, 2009 Per FAS 163
ASSETS:
Deferred acquisition costs	$288.6	$101.8	$390.5
Prepaid reinsurance premiums	18.9	6.6	25.5
Reinsurance recoverable on ceded losses	6.5	(1.2)	5.3
Premiums receivable	15.7	721.4	737.2
Deferred tax asset	129.1	(7.7)	121.4
Salvage recoverable	80.2	6.9	87.1
Total assets	4,555.7	827.9	5,383.6

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Unearned premium reserves	$1,233.7	$827.7	$2,061.4
Reserves for losses and loss adjustment expenses	196.8	(25.4)	171.4
Reinsurance balances payable	18.0	6.2	24.1
Total liabilities	2,629.5	808.4	3,437.9
Retained earnings	638.1	19.4	657.5
Total shareholders’ equity	1,926.2	19.4	1,945.7
Total liabilities and shareholders’ equity	4,555.7	827.9	5,383.6

A summary of the effects of FAS 163 on the balance sheet amounts above is as follows:

• Deferred acquisition costs increased to reflect commissions on future installment premiums related assumed reinsurance policies.

• Premium receivable increased to reflect the recording of the net present value of future installment premiums discounted at a risk-free rate.  Reinsurance balances payable increased correspondingly for those amounts ceded to reinsurers.

• Unearned premium reserves increased to reflect the recording of the net present value of future installment premiums discounted at a risk-free rate and the change in the premium earnings methodology to the effective yield method proscribed by FAS 163.  Prepaid reinsurance premiums increased correspondingly for those amounts ceded to reinsurers.

• Reserves for losses and loss adjustment expenses decreased to reflect the release of the Company’s portfolio reserves on fundamentally sound credits partially offset by an increase in case reserves calculated based on probability weighted cash flows discounted at a risk free rate instead of based on a single case best estimate reserve discounted based on the after-tax investment yield of the Company’s investment portfolio (6%).

• Reinsurance recoverable on ceded losses decreased correspondingly.  Salvage recoverable increased to reflect the change in discount rates.

• Deferred tax asset decreased to reflect the deferred tax effect of the above items.

• Retained earnings as of January 1, 2009 increased to reflect the net effect of the above adjustments.

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Residential mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages. Alt-A Option ARMs:  includes transactions where 66% or more of the collateral is comprised of mortgage loans that have the potential to negatively amortize. Alt-A First Lien:  includes all transactions, other than Alt-A Option ARM transactions, where more than 50% of the collateral is comprised of mortgage loans that were originated with less than full documentation.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of financial guaranty and credit derivative gross written premiums, or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% per year. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives (“credit derivative revenues”) does not adequately measure. Management discounts estimated future installment premiums on insurance contracts for PVP at 6% per year, while under FAS 163 these amounts are discounted at a risk free rate.  Additionally, under FAS 163 management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the contract whereas for PVP management only records its estimate of the future installment premiums that it expects to receive based on the contractual terms of the transaction. Actual future net earned or written premiums and credit derivative revenues may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income (loss) excluding i) after-tax realized gains (losses) on investments and ii) after-tax unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the Company’s net estimate of after-tax incurred case and portfolio loss and loss adjusted expense reserves for credit derivatives. Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income and after-tax unrealized gains (losses) on credit derivatives. Management believes that operating income and operating ROE are useful measures for management, investors and analysts because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s business. Realized gains (losses) on investments and unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the portion attributable to the Company’s net estimate of incurred case and portfolio loss and loss adjustment expense reserves for credit derivatives, are excluded because the amount of both of these gains (losses) is heavily influenced by, and fluctuates, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. These measures should not be viewed as substitutes for net income (loss) or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined, subsequent to the adoption of FAS 163 in the first quarter of 2009, as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve, which includes estimated future installment premiums in force, discounted at the risk free rate, net of prepaid reinsurance premiums, the after-tax value of unearned premium on credit derivatives net of prepaid reinsurance premiums and the after-tax net present value of estimated future installment premiums on credit derivatives in force, less future ceding commissions, discounted at 6%, less after-tax deferred acquisition costs.

Adjusted book value, prior to the adoption of FAS 163, was defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, the after-tax value of unearned premium on credit derivatives net of prepaid reinsurance premiums and the after-tax net present value of estimated future installment premiums in force, less future ceding commissions, discounted at 6%, less after-tax deferred acquisition costs. Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in force premiums and shareholders’ equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our credit derivative in-force books of business, net of reinsurance and discounted at 6%. Management believes that net present value of estimated future installment premiums in force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

(e) Loss ratio, which is a non-GAAP financial measure, is defined as loss and loss adjustment expenses (recoveries) plus the Company’s net estimate of credit derivative incurred case and portfolio loss and loss adjustment expense reserves, which is included in unrealized gains (losses) on credit derivatives, plus net credit derivative losses (recoveries), which is included in realized gains and other settlements on credit derivatives, divided by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Combined ratio, which is a non-GAAP financial measure, is the sum of the loss ratio and the expense ratio. Management believes that loss, expense and combined ratios are useful measures for management, investors and analysts to measure the Company’s underwriting performance. There are no comparable GAAP financial measures.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Global Communications and Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
raron@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com

Media
Ashweeta Durani
Vice President, Global Communications
and Media Relations
(212) 408-6042
adurani@assuredguaranty.com